UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Western Asset

Absolute Return Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Absolute Return Portfolio

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Absolute Return Portfolio for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

Western Asset Absolute Return Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy

IV	Western Asset Absolute Return Portfolio

Investment commentary (cont’d)

stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

While the high-yield bond market could not escape the negative impact of the investor flight to quality, it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 4.45% for the six months ended June 30, 2010.

Emerging market debt prices rallied over the report ing period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 5.37% over the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Class I shares of Western Asset Absolute Return Portfolio returned 4.14%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexxi, returned 5.33% and 0.10%, respectively, for the same period. The Lipper Flexible Income Funds Category Average1 returned 3.89% over the same time frame.

Performance Snapshot as of June 30, 2010 (unaudited)
6 months
Western Asset Absolute Return Portfolio:
Class IS2	4.14%
Class I2	4.14%
Class FI2	4.00%
Barclays Capital U.S. Aggregate Index	5.33%
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.10%
Lipper Flexible Income Funds Category Average	3.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

[2]

Class IS, Class I and Class FI shares were formerly known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Fund share classes were renamed in April 2010.

Western Asset Absolute Return Portfolio	V

The 30-Day SEC Yields for the period ended June 30, 2010 for Class IS, I and FI shares were 3.30%, 3.30% and 2.98%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class IS, I and FI shares would have been 3.24%, 3.25% and 1.12%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class IS, Class I and Class FI shares were 0.84%, 0.85% and 1.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.80% for Class IS shares, 0.80% for Class I shares and 1.05% for Class FI shares. This expense limitation agreement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen below the lower of the limit described above or the limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xi

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Standard & Poor’s Debt Ratings1 (%) as a percent of total investments

Maturity Schedule (%) as a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of June 30, 2010 and does not include derivatives such as Futures, Contracts, Options written and Swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]

Source: Standard & Poor’s Rating Service. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s (“S&P”), a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of S&P and are not measures of quality or guarantees of performance. Securities held by the Fund may be rated by other NRSROs, and these ratings may be higher or lower. The Fund itself has not been rated by a NRSRO and the credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

[2]	Common stocks, Preferred stocks and Warrants do not have defined maturity dates.

2	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	4.14%	$1,000.00	$1,041.40	0.80%	$4.05	Class IS4	5.00%	$1,000.00	$1,020.83	0.80%	$4.01
Class I4	4.14	1,000.00	1,041.40	0.80	4.31	Class I4	5.00	1,000.00	1,020.83	0.80	4.01
Class FI4	4.00	1,000.00	1,040.00	1.05	5.31	Class FI4	5.00	1,000.00	1,019.59	1.05	5.26

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2010

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	—Asset Backed Securities
BAI	—Barclays Capital U.S. Aggregate Index
CMBS	—Commercial Mortgage Backed Securities
EM	—Emerging Market
HY	—High Yield
IG Credit	—Investment Grade Credit
MBS	—Mortgage Backed Securities
MLCML	—BofA Merrill Lynch Constant Maturity 3-Month Libor Index

4	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2010

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	—Asset Backed Securities
BAI	—Barclays Capital U.S. Aggregate Index
CMBS	—Commercial Mortgage Backed Securities
EM	—Emerging Markets
HY	—High Yield
IG Credit	—Investment Grade Credit
MBS	—Mortgage Backed Securities
MLCML	—BofA Merrill Lynch Constant Maturity 3-Month Libor Index

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 41.8%
Consumer Discretionary — 4.1%
Automobiles — 2.5%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	7,800,000	$7,953,364
Diversified Consumer Services — 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	755,000	639,862
Hotels, Restaurants & Leisure — 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	250,000	121,250	(a)(b)
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	140,000	110,250
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	48,938
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	115,762
Total Hotels, Restaurants & Leisure				396,200
Media — 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	177,600	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	87,792
Comcast Corp.	5.700%	5/15/18	2,350,000	2,583,232
DISH DBS Corp., Senior Notes	7.875%	9/1/19	400,000	416,000
Gannett Co. Inc.	6.375%	4/1/12	40,000	41,000
News America Inc., Senior Notes	6.650%	11/15/37	50,000	56,115
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	155,000	160,425
Total Media				3,522,164
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	505,212	506,475	(d)
Total Consumer Discretionary				13,018,065
Consumer Staples — 3.7%
Beverages — 0.2%
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	460,000	548,624
Food & Staples Retailing — 2.8%
CVS Corp.	9.350%	1/10/23	500,000	517,530	(b)(c)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	28,557	28,080	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	41,767	42,868
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	112,504	115,066
Delhaize Group, Senior Notes	6.500%	6/15/17	3,014,000	3,473,032
Kroger Co., Senior Notes	6.150%	1/15/20	1,100,000	1,270,691
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,674,817
The Kroger Co.	5.000%	4/15/13	1,620,000	1,733,961
Total Food & Staples Retailing				8,856,045
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	800,000	857,241
Sara Lee Corp., Notes	6.250%	9/15/11	150,000	158,840
Total Food Products				1,016,081
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	465,000	454,538	(c)
Tobacco — 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	900,000	998,148
Total Consumer Staples				11,873,436

See Notes to Financial Statements.

6	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 4.5%
Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	$464,776
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,060,000	988,450
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	400,000	413,000
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	98,625
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	56,787
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	250,000	236,875
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	1,690,000	1,680,484
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	3,800,000	4,086,414
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,089,329
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	493,200	(c)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	805,638
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	250,000	260,625
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	800,000	428,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	486,561	(c)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	1,000,000	971,250	(d)
TNK-BP Finance SA	6.625%	3/20/17	232,000	228,520	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	199,440	(c)
Whiting Petroleum Corp., Senior Subordinated Notes	7.250%	5/1/12	160,000	160,000
XTO Energy Inc., Senior Notes	5.500%	6/15/18	1,238,000	1,415,668
Total Energy				14,563,642
Financials — 17.0%
Capital Markets — 3.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	45,300	(f)(g)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,885,531
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	751,200	(a)(b)(c)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	24	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	10	(a)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	1,000,000	202,500	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	1,175	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	320,000	63,200	(a)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	3,490,000	3,661,143
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,046,017
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	2,160,000	2,263,969
Total Capital Markets				10,920,069
Commercial Banks — 4.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	40,000	27,000	(f)(g)
Barclays Bank PLC, Senior Notes	5.125%	1/8/20	1,860,000	1,850,151
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,136,760	(c)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	718,200	(c)(f)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	176,800	(a)(b)(c)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	125	(a)(b)(c)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	2,263	(a)(b)(c)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	159,850	(c)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	442,000	406,644	(c)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	246,375	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	7

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	745,000	$717,777	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	745,000	703,202	(c)
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	500,000	505,788
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	957,032
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	300,000	192,863	(c)(f)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	6,120,000	6,704,754
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	787,863
Total Commercial Banks				15,293,447
Consumer Finance — 2.5%
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	38,100	(f)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	1,000,000	796,250
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	500,000	557,979
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	670,000	662,744
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,863,738
GMAC Inc., Senior Notes	6.875%	9/15/11	949,000	962,049
GMAC Inc., Senior Notes	6.000%	12/15/11	1,013,000	1,013,000
GMAC Inc., Senior Notes	6.625%	5/15/12	949,000	949,000
GMAC Inc., Senior Notes	7.500%	12/31/13	273,000	272,317
GMAC Inc., Subordinated Notes	8.000%	12/31/18	185,000	170,200
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	893,053
Total Consumer Finance				8,178,430
Diversified Financial Services — 3.9%
Air 2 US, Notes	8.027%	10/1/19	761,619	702,593	(c)
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,483,916
Citigroup Inc., Notes	6.000%	12/13/13	800,000	839,290
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,380,000	1,447,710
East Lane Re Ltd.	6.344%	5/6/11	300,000	295,500	(c)(e)(f)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,800,000	2,975,599
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	55,800	(f)
PHH Corp.	7.125%	3/1/13	110,000	107,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	447,500	(c)(f)
Total Diversified Financial Services				12,355,158
Insurance — 2.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	4,420,000	3,950,375
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,372,000	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	50,000	44,000
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	1,027,492	(c)
Pacific Life Global Funding, Notes	5.150%	4/15/13	1,040,000	1,090,258	(c)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	256,244	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	120,000	112,605	(f)
Total Insurance				7,852,974
Real Estate Investment Trusts (REITs) — 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	63,935
Total Financials				54,664,013

See Notes to Financial Statements.

8	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 4.4%
Biotechnology — 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	$397,023
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	1,170,000	1,161,608
Health Care Providers & Services — 3.9%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	55,939
HCA Inc., Senior Notes	6.300%	10/1/12	274,000	272,630
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	577,217
HCA Inc., Senior Secured Notes	9.125%	11/15/14	10,000	10,463
HCA Inc., Senior Secured Notes	9.250%	11/15/16	910,000	964,600
HCA Inc., Senior Secured Notes	9.625%	11/15/16	630,000	674,100	(d)
Humana Inc.	8.150%	6/15/38	680,000	738,965
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	379,535
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	525,000	555,187	(c)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	525,000	580,125	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	29,000	30,740	(c)
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	1,004,911
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,223,608
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,210,000	1,349,172
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	394,000	366,420	(d)(f)
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,637,671
Total Health Care Providers & Services				12,421,283
Total Health Care				13,979,914
Industrials — 1.4%
Aerospace & Defense — 0.5%
L-3 Communications Corp., Senior Notes	5.200%	10/15/19	520,000	542,386
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	130,000	128,375
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	960,000	960,000
Total Aerospace & Defense				1,630,761
Airlines — 0.5%
Continental Airlines Inc.	6.820%	5/1/18	60,915	60,732
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	230,000	238,050
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	53,553	53,420
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	980,000	1,043,700
US Airways Pass-Through Trust	6.850%	1/30/18	272,872	251,043
Total Airlines				1,646,945
Building Products — 0.0%
Masco Corp.	7.125%	8/15/13	50,000	52,466
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	313,815	(c)
Construction & Engineering — 0.1%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	477,614	(c)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	256,250
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	196,000	(c)
Total Industrials				4,573,851

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	9

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.2%
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	$806,631
Materials — 1.5%
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	420,000	424,200
Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,101,000
Novelis Inc., Senior Notes	7.250%	2/15/15	440,000	424,600
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	410,000	412,050
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	40,000	47,273
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	30,000	35,400
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	65,000	79,644
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	663,037
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	346,500	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	169,600	(c)
Total Metals & Mining				4,279,104
Paper & Forest Products — 0.0%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	43,652	42,911	(a)(c)
Total Materials				4,746,215
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	2,930,000	3,240,094
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	443,750	(c)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	202,112
Verizon Communications Inc.	6.100%	4/15/18	1,150,000	1,305,570
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	300,000	310,500	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	480,000	483,600
Total Diversified Telecommunication Services				5,985,626
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	506,254	(c)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	321,300
True Move Co., Ltd.	10.750%	12/16/13	800,000	786,000	(c)
Total Wireless Telecommunication Services				1,613,554
Total Telecommunication Services				7,599,180
Utilities — 2.6%
Electric Utilities — 0.1%
FirstEnergy Corp., Notes	6.450%	11/15/11	83,000	87,668
FirstEnergy Corp., Notes	7.375%	11/15/31	100,000	105,440
Total Electric Utilities				193,108
Gas Utilities — 0.1%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	340,000	350,466	(c)
Independent Power Producers & Energy Traders — 2.4%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,322,750
AES Corp., Senior Notes	7.750%	10/15/15	300,000	303,750
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	355,000	362,987	(c)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	369,600

See Notes to Financial Statements.

10	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	$76,450
Edison Mission Energy, Senior Notes	7.000%	5/15/17	80,000	51,200
Edison Mission Energy, Senior Notes	7.200%	5/15/19	250,000	153,750
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	51,075
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	20,000	14,800
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	5,728,787	3,723,712	(d)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	982,235
NRG Energy Inc., Senior Notes	7.375%	2/1/16	250,000	248,750
Total Independent Power Producers & Energy Traders				7,661,059
Total Utilities				8,204,633
Total Corporate Bonds & Notes (Cost — $138,477,183)				134,029,580
Asset-Backed Securities — 5.9%
Financials — 5.9%
Automobiles — 0.2%
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	497,753	(c)
Diversified Financial Services — 0.0%
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	142,350	(c)(e)
Home Equity — 3.6%
ACE Securities Corp., 2006-GP1 A	0.477%	2/25/31	321,086	263,452	(f)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.382%	7/25/32	560,620	398,398	(f)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.547%	4/25/36	388,879	373,765	(f)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	122,853
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.547%	11/25/45	124,927	100,240	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.747%	11/25/46	410,728	186,038	(c)(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	284,156
Fremont Home Loan Trust, 2006-B 2A2	0.447%	8/25/36	703,689	404,340	(f)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.527%	12/25/36	1,649,603	885,367	(f)
GSAA Home Equity Trust, 2007-6 A4	0.647%	5/25/47	2,090,000	1,172,814	(f)
GSAMP Trust, 2006-S3 A1	6.085%	5/25/36	357,212	25,497
GSAMP Trust, 2006-SEA1 A	0.647%	5/25/36	305,958	245,023	(c)(f)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.647%	9/25/36	435,305	344,284	(c)(f)
HSI Asset Securitization Corp. Trust, 2007-NC1 A3	0.527%	4/25/37	2,740,000	945,448	(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.477%	6/25/36	1,266,653	128,857	(f)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.687%	2/25/36	773,534	679,158	(f)
Lehman XS Trust, 2006-16N A4B	0.587%	11/25/46	606,737	141,572	(f)
Lehman XS Trust, 2006-2N 1A1	0.607%	2/25/46	382,711	191,587	(f)
Lehman XS Trust, 2006-GP3 2A2	0.567%	6/25/46	503,208	57,534	(f)
Lehman XS Trust, 2007-1 WF1	7.000%	1/25/37	1,224,938	592,658
Lehman XS Trust, 2007-2N 3A1	0.437%	2/25/37	1,051,744	940,620	(f)
MASTR Second Lien Trust, 2005-1 A	0.617%	9/25/35	114,727	106,887	(f)
MASTR Specialized Loan Trust, 2006-3 A	0.607%	6/25/46	384,752	199,188	(c)(f)
MASTR Specialized Loan Trust, 2007-1 A	0.717%	1/25/37	336,902	150,342	(c)(f)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.487%	12/25/36	2,720,000	976,409	(f)
Morgan Stanley Mortgage Loan Trust, 2006-12XS A1	0.467%	10/25/36	5,040	5,015	(f)
Option One Mortgage Loan Trust, 2005-1 A4	0.747%	2/25/35	736,367	617,684	(f)
RAAC Series, 2006-RP4 A	0.637%	1/25/46	532,495	297,038	(c)(f)

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	11

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Home Equity — continued
Structured Asset Securities Corp., 2007-BC4 A3	0.513%	11/25/37	780,087	$728,045	(f)
Total Home Equity				11,564,269
Manufactured Housing — 1.0%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	170,000	162,350	(c)(e)(f)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,703,739	1,703,739	(e)
Bombardier Capital Mortgage Securitization Corp., 2000-A A3	7.830%	6/15/30	1,607,048	1,037,906	(f)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	256,873	252,985	(f)
Total Manufactured Housing				3,156,980
Student Loan — 1.1%
Education Funding Capital Trust, 2003-3 A6	1.520%	12/15/42	300,000	285,000	(f)
Nelnet Student Loan Trust, 2005-4 A4R2	1.239%	3/22/32	2,710,000	2,408,512	(f)
Nelnet Student Loan Trust, 2008-4 A4	1.796%	4/25/24	860,000	885,944	(f)
Total Student Loan				3,579,456
Total Asset-Backed Securities (Cost — $26,918,315)				18,940,808
Collateralized Mortgage Obligations — 10.7%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.555%	1/25/35	3,560,201	3,580,761	(f)
American Home Mortgage Assets, 2006-6 A1A	0.537%	12/25/46	289,394	153,384	(f)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	35,141	31,802
Banc of America Funding Corp., 2006-D 6A1	5.684%	5/20/36	1,225,174	797,177	(f)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	28,610	26,972	(f)
Banc of America Mortgage Securities Inc., 2004-A 1A1	3.467%	2/25/34	63,324	51,435	(f)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.480%	12/25/33	565,251	534,185	(f)
Bear Stearns Alt-A Trust, 2004-10 1A1	1.027%	9/25/34	152,324	119,358	(f)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.187%	11/25/34	107,484	53,999	(f)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.231%	1/25/36	431,520	243,569	(f)
Bear Stearns Alt-A Trust, 2005-2 1A1	0.847%	3/25/35	47,553	32,828	(f)
Bear Stearns ARM Trust, 2004-12 1A1	3.486%	2/25/35	112,999	94,256	(f)
Bear Stearns ARM Trust, 2005-12 23A1	5.701%	2/25/36	2,605,060	1,820,651	(f)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.507%	12/25/36	963,159	521,019	(f)
BlackRock Capital Finance LP, 1996-R1	9.580%	9/25/26	226,216	21,491	(e)(f)
BlackRock Capital Finance LP, 1997-R1 B3	7.750%	3/25/37	28,835	721	(c)(e)(f)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.607%	11/25/35	479,460	255,013	(f)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.577%	7/20/35	676,717	377,420	(f)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.647%	11/20/35	418,325	229,297	(f)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.607%	1/25/46	424,952	222,594	(f)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.617%	8/25/46	1,961,241	261,741	(f)
Countrywide Alternative Loan Trust, 2006-OA8 1A2	0.577%	7/25/46	648,464	163,681	(f)
Countrywide Home Loan, 2003-HYB1 1A1	3.290%	5/19/33	30,875	29,213	(f)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.560%	6/19/31	30,241	27,855	(f)
Countrywide Home Loans, 2003-60 1A1	3.827%	2/25/34	433,817	384,247	(f)
Countrywide Home Loans, 2006-3 1A2	0.677%	3/25/36	462,567	93,954	(f)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.797%	6/25/34	230,248	172,873	(f)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.302%	2/25/36	484,264	307,866	(f)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.597%	4/25/36	3,098,416	1,011,679	(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.577%	9/25/35	570,478	226,614	(f)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.607%	8/25/46	709,035	120,198	(f)

See Notes to Financial Statements.

12	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Harborview Mortgage Loan Trust, 2006-13 A	0.528%	11/19/46	493,977	$249,985	(f)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.498%	1/25/47	983,940	534,271	(f)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.347%	11/25/47	1,377,963	890,346	(f)
IMPAC CMB Trust, 2004-5 1A1	0.707%	10/25/34	220,548	183,192	(f)
IMPAC CMB Trust, 2004-6 1A2	1.127%	10/25/34	315,206	260,526	(f)
IMPAC CMB Trust, 2005-7 A1	0.607%	11/25/35	444,446	231,207	(f)
IMPAC Secured Assets Corp., 2004-3 1A4	1.147%	11/25/34	13,853	12,126	(f)
IMPAC Secured Assets Corp., 2005-2 A1	0.667%	3/25/36	328,392	182,115	(f)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	409,911	393,148
MASTR ARM Trust, 2003-3 3A4	2.759%	9/25/33	1,709,857	1,454,412	(f)
Merit Securities Corp., 11PA B2	1.847%	9/28/32	25,168	21,266	(c)(f)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.054%	5/25/34	864,233	874,895	(f)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.317%	8/25/34	95,090	78,713	(f)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	4.938%	3/25/36	504,859	304,866	(f)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.545%	8/25/36	515,118	233,434	(f)
Residential Accredit Loans Inc., 2007-Q01 A1	0.497%	2/25/47	2,845,860	1,600,509	(f)
Sequoia Mortgage Trust, 2007-4 4A1	5.781%	7/20/47	1,477,659	1,087,357	(f)
Structured ARM Loan Trust, 2004-17 A1	1.025%	11/25/34	57,652	50,835	(f)
Structured ARM Loan Trust, 2004-4 3A2	2.567%	4/25/34	936,281	794,304	(f)
Structured ARM Loan Trust, 2004-7 A1	0.752%	6/25/34	18,651	14,293	(f)
Structured ARM Loan Trust, 2005-19XS 1A1	0.667%	10/25/35	1,404,124	856,053	(f)
Structured ARM Loan Trust, 2005-20 4A1	5.856%	10/25/35	1,884,149	1,407,481	(f)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.718%	12/19/33	101,870	84,648	(f)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.537%	7/25/46	1,857,830	948,095	(f)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.547%	9/25/47	736,895	723,688	(f)
Structured Asset Securities Corp., 2002-11A 1A1	2.245%	6/25/32	25,755	25,225	(f)
Structured Asset Securities Corp., 2002-16A 1A1	3.320%	8/25/32	238,463	235,814	(f)
Structured Asset Securities Corp., 2002-18A 1A1	3.225%	9/25/32	15,449	13,602	(f)
Structured Asset Securities Corp., 2002-8A 7A1	2.117%	5/25/32	91,214	76,077	(f)
Structured Asset Securities Corp., 2004-NP1 A	0.747%	9/25/33	199,011	161,199	(b)(c)(e)(f)
Thornburg Mortgage Securities Trust, 2004-1 I2A	0.681%	3/25/44	37,508	37,126	(f)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.207%	9/25/37	1,221,977	1,164,122	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.204%	9/25/37	1,247,918	1,210,820	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.391%	5/25/46	3,191,858	1,700,207	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.381%	8/25/46	2,329,379	1,206,169	(f)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.361%	4/25/46	3,927,377	2,056,186	(f)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.391%	6/25/46	1,697,885	738,108	(f)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	3.012%	5/25/35	388,237	347,374	(f)
Total Collateralized Mortgage Obligations (Cost — $52,368,623)				34,411,647
Collateralized Senior Loans — 5.7%
Consumer Discretionary — 3.3%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan, Tranche B	3.050 - 3.110%	8/7/14	934,413	850,024	(c)(h)
Hotels, Restaurants & Leisure — 0.7%
Cedar Fair LP, Term Loan	2.347%	8/30/12	169,072	166,641	(c)(h)

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	13

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Cedar Fair LP, Term Loan	4.347%	8/30/14	735,130	$719,903	(c)(h)
Harrah’s Entertainment Inc., Term Loan B	3.316%	1/28/15	806,853	669,562	(c)(h)
Las Vegas Sands LLC, Delayed Term Loan	2.100%	5/23/14	196,000	172,943	(c)(h)
Las Vegas Sands LLC, Term Loan, Tranche B	2.100%	5/23/14	776,000	684,712	(c)(h)
Total Hotels, Restaurants & Leisure				2,413,761
Media — 1.7%
Charter Communications Operating LLC, Term Loan B	2.350%	3/6/14	106,941	99,009	(h)
Charter Communications, Term Loan C	3.790%	9/6/16	868,148	808,308	(c)(h)
Citadel Broadcasting Corp., Term Loan A	2.110%	6/3/15	366,147	382,074	(c)(h)
Insight Midwest Holdings LLC, Term Loan, Tranche B	2.040 - 2.100%	4/7/14	675,000	632,813	(c)(h)
Lodgenet Entertainment Corp., Term Loan, Tranche B	2.540%	4/4/14	685,408	623,721	(c)(h)
SuperMedia Inc., Term Loan	11.000%	12/31/15	360,922	308,975	(c)(h)
Univision Communications, Term Loan, Tranche B	2.597%	9/29/14	993,691	832,217	(c)(h)
UPC Broadband Holding, Term Loan, Tranche N1	2.180%	12/31/14	1,296,576	1,205,815	(c)(h)
UPC Broadband Holding BV, Term Loan T	3.930%	12/30/16	703,424	655,591	(c)(h)
Total Media				5,548,523
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Term Loan	2.351 - 2.538%	4/5/13	983,620	918,592	(c)(h)
Specialty Retail — 0.3%
Michaels Stores Inc., Term Loan B	2.625 - 2.813%	10/31/13	392,952	364,463	(c)(h)
Michaels Stores Inc., Term Loan B2	4.875 - 5.063%	7/31/16	528,825	502,006	(c)(h)
Total Specialty Retail				866,469
Total Consumer Discretionary				10,597,369
Energy — 0.4%
Energy Equipment & Services — 0.3%
Brand Energy and Infrastructure Services Inc., Term Loan B	3.563 - 3.813%	2/7/14	921,763	848,022	(c)(h)
Oil, Gas & Consumable Fuels — 0.1%
Ashmore Energy, Term Loan	3.000%	3/30/12	50,966	47,377	(h)
Ashmore Energy, Term Loan	3.533%	3/30/14	422,349	392,609	(c)(h)
Total Oil, Gas & Consumable Fuels				439,986
Total Energy				1,288,008
Industrials — 0.2%
Aerospace & Defense — 0.2%
Dubai Aerospace Enterprise, Term Loan	4.090%	7/31/14	287,234	258,511	(h)
Dubai Aerospace Enterprise, Term Loan, Tranche B2	4.090%	7/31/14	279,570	251,613	(c)(h)
Total Industrials				510,124
Information Technology — 0.8%
IT Services — 0.5%
First Data Corp., Term Loan B2	3.097%	9/24/14	984,810	829,087	(c)(h)
SunGard Data Systems Inc., Term Loan, Tranche B	3.999 - 4.060%	2/26/16	929,701	885,540	(c)(h)
Total IT Services				1,714,627
Semiconductors & Semiconductor Equipment — 0.3%
Sensata Technologies, Term Loan, Tranche B	2.078%	4/26/13	960,000	894,000	(c)(h)
Total Information Technology				2,608,627

See Notes to Financial Statements.

14	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.7%
Containers & Packaging — 0.5%
Amscan Holdings Inc., Term Loan, Tranche B	2.788 - 4.500%	5/25/13	910,125		$861,205	(c)(h)
Graham Packaging Company LP, Term Loan C	6.750%	4/5/14	761,227		762,417	(c)(h)
Total Containers & Packaging					1,623,622
Metals & Mining — 0.1%
Noranda Aluminum Acquisition Corp., Term Loan	2.538%	5/18/14	530,736		482,970	(c)(h)
Paper & Forest Products — 0.1%
Georgia-Pacific Corp., New Term Loan B	2.533 - 2.538%	12/21/12	247,408		238,872	(c)(h)
Total Materials					2,345,464
Utilities — 0.3%
Electric Utilities — 0.3%
TXU, Term Loan, Tranche B2	3.850 - 4.066%	10/10/14	1,215,625		895,764	(c)(h)
Total Collateralized Senior Loans (Cost — $20,129,497)					18,245,356
Municipal Bond — 0.6%
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue (Cost — $1,857,188)	0.402%	6/1/47	2,100,000		1,858,500	(b)(f)
Non-U.S. Treasury Inflation Protected Securities — 1.0%
Australia — 0.3%
Australia Government, Bonds	4.000%	8/20/20	780,000	AUD	1,062,671
Brazil — 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	614,378
Sweden — 0.5%
Government of Sweden, Bonds	3.500%	12/1/28	7,000,000	SEK	1,425,738
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $2,662,257)					3,102,787
Sovereign Bonds — 1.4%
Brazil — 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	3,878,000	BRL	1,984,118
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	738,000	BRL	349,620
Total Brazil					2,333,738
Indonesia — 0.4%
Republic of Indonesia	10.250%	7/15/27	10,665,000,000	IDR	1,248,797
Malaysia — 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	714,029
Russia — 0.1%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	230,000		259,279	(c)
Total Sovereign Bonds (Cost — $4,461,594)					4,555,843
U.S. Government & Agency Obligations — 12.9%
U.S. Government Obligations — 12.9%
U.S. Treasury Bonds	3.500%	2/15/39	63,000		58,521
U.S. Treasury Notes	1.375%	5/15/13	2,260,000		2,287,549
U.S. Treasury Notes	2.625%	12/31/14	17,910,000		18,654,375
U.S. Treasury Notes	3.125%	10/31/16	2,590,000		2,716,869
U.S. Treasury Notes	2.750%	11/30/16	4,020,000		4,121,441
U.S. Treasury Notes	2.500%	6/30/17	11,520,000		11,570,400
U.S. Treasury Notes	3.375%	11/15/19	1,970,000		2,040,335
Total U.S. Government & Agency Obligations (Cost — $40,204,629)					41,449,490

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	15

Western Asset Absolute Return Portfolio

Security			Shares	Value
Common Stocks — 0.3%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,138	$214,225	*
Media — 0.2%
Citadel Broadcasting Corp., Class A Shares			3,131	78,275	*
Citadel Broadcasting Corp., Class B Shares			18,220	455,500	*
SuperMedia Inc.			1,788	32,702	*
Total Media				566,477
Total Consumer Discretionary				780,702
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			867	22,754	*(e)
Total Common Stocks (Cost — $845,914)				803,456

	Rate	Maturity Date
Convertible Preferred Stock — 0.1%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Motors Liquidation Co., Senior Debentures, Series B (Cost — $200,000)	5.250%	3/6/32	64,000	431,360	*

Preferred Stock — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $101,080)	0.000%		1,900	1,140	*(f)

		Expiration Date	Contracts
Purchased Options — 0.2%
Eurodollar Futures, Put @ $98.75		3/14/11	259	71,225
Eurodollar Futures, Put @ $99.25		9/13/10	59	10,694
Interest rate swaption with Credit Suisse First Boston Inc., Call @ $4.25		3/16/11	2,700,000	241,795
Interest rate swaption with Credit Suisse First Boston Inc., Put @ $4.35		3/16/11	8,100,000	48,074
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	19	65,312
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		8/27/10	113	220,703
Total Purchased Options (Cost — $765,462)				657,803

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	912	4,334	*
Total Investments before Short-Term Investments (Cost — $288,991,742)				258,492,104

		Maturity Date	Face Amount†
Short-Term Investments — 18.7%
U.S. Government Agencies — 4.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120 - 0.140%	8/23/10	131,000	130,974	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.261%	10/26/10	15,000,000	14,992,680	(i)

See Notes to Financial Statements.

16	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Discount Notes	0.170 - 0.180%	8/23/10	640,000	$639,834	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	8/26/10	10,000	9,997	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	9/1/10	25,000	24,995	(i)(j)
Total U.S. Government Agencies (Cost — $15,793,120)				15,798,480
Repurchase Agreements — 13.8%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/10; Proceeds at maturity — $12,310,003; (Fully collateralized by U.S. government agency obligations, 0.000% due 1/24/11; Market value —$12,556,200)	0.010%	7/1/10	12,310,000	12,310,000
Morgan Stanley repurchase agreement dated 6/30/10; Proceeds at maturity — $32,000,009; (Fully collateralized by U.S. government agency obligations, 2.610% due 4/15/14; Market value — $32,800,000)	0.010%	7/1/10	32,000,000	32,000,000
Total Repurchase Agreements (Cost — $44,310,000)				44,310,000
Total Short-Term Investments (Cost — $60,103,120)				60,108,480
Total Investments — 99.3% (Cost — $349,094,862#)				318,600,584
Other Assets in Excess of Liabilities — 0.7%				2,190,207
Total Net Assets — 100.0%				$320,790,791

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of June 30, 2010.

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CMB	— Cash Management Bill
IDR	— Indonesian Rupiah
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	17

Western Asset Absolute Return Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$99.13	12	$8,175
Eurodollar Futures, Call	3/14/11	98.75	41	53,044
Eurodollar Futures, Put	9/13/10	98.63	59	3,687
Eurodollar Futures, Put	3/14/11	98.25	300	39,375
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	123.50	42	39,375

		Strike Rate	Notional Par
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95%	4,770,000	492,012
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	468,178
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	167,909
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	178,359
Total Written Options (Premiums received — $1,370,302)				$1,450,114

See Notes to Financial Statements.

18	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $304,784,862)	$274,290,584
Repurchase agreement, at value (Cost — $44,310,000)	44,310,000
Foreign currency, at value (Cost — $560,788)	562,575
Cash	626
Interest receivable	2,880,672
Deposits with brokers for swap contracts	1,800,000
Unrealized appreciation on forward currency contracts	1,171,520
Premiums paid for open swaps	1,055,323
Unrealized appreciation on swaps	911,151
Foreign currency collateral for open futures contracts, at value (Cost — $326,396)	303,178
Receivable for Fund shares sold	251,772
Receivable from broker — variation margin on open futures contracts	139,228
Receivable for securities sold	90,307
Receivable for open swap contracts	15,850
Prepaid expenses	26,129
Total Assets	327,808,915

Liabilities:
Unrealized depreciation on swaps	2,700,308
Payable for securities purchased	1,857,680
Written options, at value (premium received $1,370,302)	1,450,114
Unrealized depreciation on forward currency contracts	347,681
Investment management fee payable	182,609
Premiums received for open swaps	148,905
Distributions payable	136,594
Payable for open swap contracts	69,169
Payable for Fund shares repurchased	31,713
Directors’ fees payable	4,424
Distribution fees payable	137
Deferred foreign capital gains tax	6,584
Accrued expenses	82,206
Total Liabilities	7,018,124
Total Net Assets	$320,790,791

Net Assets:
Par value (Note 7)	$32,027
Paid-in capital in excess of par value	371,674,361
Undistributed net investment income	445,189
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(19,288,971)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(32,071,815)	*
Total Net Assets	$320,790,791

Shares Outstanding:
Class IS1	21,272,877
Class I1	10,682,926
Class FI1	70,784

Net Asset Value:
Class IS1	$10.01
Class I1	$10.02
Class FI1	$10.01

*	Net of deferred foreign capital gains tax of $6,584.

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$7,500,405
Dividends	21,222
Less: Foreign taxes withheld	(11,895)
Total Investment Income	7,509,732

Expenses:
Investment management fee (Note 2)	1,211,919
Custody fees	42,784
Shareholder reports (Note 5)	32,031
Audit and tax	27,350
Legal fees	17,867
Transfer agent fees (Note 5)	10,310
Directors’ fees	6,515
Registration fees	5,130
Distribution fees (Notes 2 and 5)	2,907
Miscellaneous expenses	4,446
Total Expenses	1,361,259
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(65,666)
Compensating balance arrangements (Note 1)	(138)
Net Expenses	1,295,455
Net Investment Income	6,214,277

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,822,716)
Futures contracts	(346,274)
Written options	339,399
Swap contracts	(551,800)
Foreign currency transactions	237,567
Net Realized Loss	(2,143,824)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	8,923,680	*
Futures contracts	(1,273,434)
Written options	275,484
Swap contracts	208,385
Foreign currencies	780,626
Change in Net Unrealized Appreciation/Depreciation	8,914,741
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	6,770,917
Increase in Net Assets From Operations	$12,985,194

*	Net of deferred foreign capital gains tax of $6,584.

See Notes to Financial Statements.

20	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$6,214,277	$14,714,004
Net realized loss	(2,143,824)	(9,954,260)
Change in net unrealized appreciation/depreciation	8,914,741	72,851,860
Increase in Net Assets From Operations	12,985,194	77,611,604

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,987,302)	(16,623,102)
Decrease in Net Assets from Distributions to Shareholders	(5,987,302)	(16,623,102)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	78,491,962	52,274,919
Reinvestment of distributions	5,375,234	14,338,968
Cost of shares repurchased	(60,766,077)	(151,166,676)
Increase (Decrease) in Net Assets From Fund Share Transactions	23,101,119	(84,552,789)
Increase (Decrease) in Net Assets	30,099,011	(23,564,287)

Net Assets:
Beginning of period	290,691,780	314,256,067
End of period*	$320,790,791	$290,691,780
* Includes undistributed net investment income of:	$445,189	$218,214

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	21

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010[3]	2009	2008[4]

Net asset value, beginning of period	$9.79	$7.82	$9.15

Income (loss) from operations:
Net investment income	0.19	0.46	0.20
Net realized and unrealized gain (loss)	0.21	2.03	(1.26)
Total income (loss) from operations	0.40	2.49	(1.06)

Less distributions from:
Net investment income	(0.18)	(0.52)	(0.27)
Total distributions	(0.18)	(0.52)	(0.27)

Net asset value, end of period	$10.01	$9.79	$7.82
Total return[5]	4.14%	32.81%	(11.69)%

Net assets, end of period (000s)	$212,993	$187,156	$161,094

Ratios to average net assets:
Gross expenses	0.84%[6]	0.84%	0.85%[6]
Net expenses[7]	0.80 [6,8]	0.80	0.80 [6]
Net investment income	3.85 [6]	5.2	5.8 [6]

Portfolio turnover rate	56%	258%	230%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2010 (unaudited).

[4]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

22	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2010[3]	2009	2008[4]	2008[5]	2007[6]

Net asset value, beginning of period	$9.80	$7.81	$9.82	$10.23	$10.00

Income (loss) from operations:
Net investment income	0.19	0.46	0.38	0.49	0.36
Net realized and unrealized gain (loss)	0.21	2.03	(1.71)	(0.36)	0.29
Total income (loss) from operations	0.40	2.49	(1.33)	0.13	0.65

Less distributions from:
Net investment income	(0.18)	(0.50)	(0.44)	(0.49)	(0.35)
Net realized gains	—	—	(0.24)	(0.05)	(0.07)
Total distributions	(0.18)	(0.50)	(0.68)	(0.54)	(0.42)

Net asset value, end of period	$10.02	$9.80	$7.81	$9.82	$10.23
Total return[7]	4.14%	32.89%	(14.20)%	1.31%	6.63%

Net assets, end of period (000s)	$107,090	$99,271	$152,349	$560,219	$371,239

Ratios to average net assets:
Gross expenses	0.84%[8]	0.85%	0.83%[8]	0.84%	1.09%[8]
Net expenses	0.80 [8,9,10]	0.80 [9]	0.80 [8,9]	0.83 [10]	0.89 [8,9,10]
Net investment income	3.85 [8]	5.2	5.5 [8]	4.9	4.9 [8]

Portfolio turnover rate	56%	258%	230%	387%	182%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2010 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]	For the period July 6, 2006 (commencement of operations) to March 31, 2007.

[7]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2010[3]	2009	2008[4]	2008[5]	2007[6]

Net asset value, beginning of period	$9.79	$7.82	$9.82	$10.23	$10.17

Income (loss) from operations:
Net investment income	0.18	0.43	0.35	0.47	0.27
Net realized and unrealized gain (loss)	0.21	2.05	(1.69)	(0.37)	0.13
Total income (loss) from operations	0.39	2.48	(1.34)	0.10	0.40

Less distributions from:
Net investment income	(0.17)	(0.51)	(0.42)	(0.46)	(0.27)
Net realized gains	—	—	(0.24)	(0.05)	(0.07)
Total distributions	(0.17)	(0.51)	(0.66)	(0.51)	(0.34)

Net asset value, end of period	$10.01	$9.79	$7.82	$9.82	$10.23
Total return[7]	4.00%	32.55%	(14.31)%	1.03%	3.99%

Net assets, end of period (000s)	$708	$4,265	$813	$406	$17

Ratios to average net assets:
Gross expenses	1.23%[8]	1.42%	1.38%[8]	1.31%	85.97%[8]
Net expenses[9]	1.05 [8,10]	1.05	1.05 [8]	1.03 [10]	1.16 [8,10]
Net investment income	3.62 [8]	4.7	5.5 [8]	4.7	4.6 [8]

Portfolio turnover rate	56%	258%	230%	387%	182%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2010 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]	For the period July 6, 2006 (commencement of operations) to March 31, 2007.

[7]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

24	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Absolute Return Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$133,734,080	$295,500	$134,029,580
Asset-backed securities	—	17,074,719	1,866,089	18,940,808
Collateralized mortgage obligations	—	34,228,237	183,410	34,411,647
Collateralized senior loans	—	18,245,356	—	18,245,356
Municipal bond	—	1,858,500	—	1,858,500
Non-U.S. treasury inflation protected securities	—	3,102,787	—	3,102,787
Sovereign bonds	—	4,555,843	—	4,555,843
U.S. government & agency obligations	—	41,449,490	—	41,449,490
Common stocks	$566,477	214,225	22,754	803,456
Convertible preferred stock	—	431,360	—	431,360
Preferred stock	1,140	—	—	1,140
Purchased options	367,934	289,869	—	657,803
Warrants	—	4,334	—	4,334
Total long-term investments	$935,551	$255,188,800	$2,367,753	$258,492,104
Short-term investments†	—	60,108,480	—	60,108,480
Total investments	$935,551	$315,297,280	$2,367,753	$318,600,584
Other financial instruments:
Futures contracts	$(503,651)	—	—	$(503,651)
Forward foreign currency contracts	—	$823,839	—	823,839
Written options	(143,657)	(1,306,457)	—	(1,450,114)
Total return swap‡	—	682,979	—	682,979
Interest rate swap‡	—	(1,324,042)	—	(1,324,042)
Credit default swaps on corporate issues — sell protection‡	—	(523,403)	—	(523,403)
Credit default swaps on corporate issues — buy protection‡	—	(91,469)	—	(91,469)
Credit default swaps on credit indices — sell protection‡	—	(270,888)	—	(270,888)
Credit default swaps on credit indices — buy protection‡	—	644,084	—	644,084
Total other financial instruments	$(647,308)	$(1,365,357)	—	$(2,012,665)
Total	$288,243	$313,931,923	$2,367,753	$316,587,919

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

26	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Warrants	Total
Balances as of December 31, 2009	$426,912	$1,649,861	—	$20,803	$0	$2,097,576
Accrued premiums/discounts	—	22,560	—	—	—	22,560
Realized gain/(loss)[1]	—	(51,260)	—	—	—	(51,260)
Change in unrealized appreciation (depreciation)[2]	(14,862)	82,578	—	1,951	4,334	74,001
Net purchases (sales)	—	—	—	—	—	—
Transfers in to Level 3	295,500	162,350	$183,410	—	—	641,260
Transfers out of Level 3	(412,050)	—	—	—	(4,334)	(416,384)
Balance as of June 30, 2010	$295,500	$1,866,089	$183,410	$22,754	—	$2,367,753
Net change in unrealized appreciation (depreciation) in securities still held at June 30, 2010[2]	—	$82,578	—	$1,951	—	$84,529

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	27

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts.

28	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2010 was $917,366. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $1,800,000. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $25,354,000 less the value of the contracts’ related reference obligations.

Credit default swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	29

since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps.

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps.

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, a Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	31

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intend to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of June 30, 2010, there were $6,584 of deferred capital gains tax liabilities accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed the Fee Cap for Class IS and Class FI. Western Asset and WAML also agreed to waive their advisory fees (which are paid by LMPFA, and not the Fund) in corresponding amounts under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS, I and Class FI, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described below or the limit then in effect. The following chart shows the annual rates of management fees, fee caps (as applicable), management fees waived and potential fees which may be recaptured for the Fund’s share classes.

32	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Asset Breakpoint for Management Fee	Management Fee	Fee Cap	Flat Waiver	Management Fees (Waived)/ Recaptured	Maximum Amount Subject to Recapture
Class IS1	All asset levels	0.750%	0.80%	—	$(15,623)	$147,489
Class I1	All asset levels	0.750%	0.80%	—	(7,533)	162,485
Class FI1	All asset levels	0.750%	1.05%	—	(168)	7,584

[1]	In April 2010, Institutional Select Class, Institutional Class, and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as distributor of the Fund’s shares

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$41,783,064	$97,465,124
Sales	50,382,058	91,020,025

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,217,262
Gross unrealized depreciation	(43,711,540)
Net unrealized depreciation	$(30,494,278)

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
90-Day Eurodollar	1	9/10	$245,268	$248,363	$3,095
German Euro Bund	7	9/10	1,101,423	1,107,572	6,149
U.S. Treasury 2-Year Notes	7	9/10	1,525,460	1,531,797	6,337
U.S. Treasury 30-Year Bonds	16	9/10	1,990,646	2,040,000	49,354
U.S. Treasury Bonds	161	9/10	21,197,469	21,865,813	668,344
					733,279

Contracts to Sell:
U.S. Treasury 10-Year Notes	533	9/10	64,224,760	65,317,484	(1,092,724)
U.S. Treasury 5-Year Notes	97	9/10	11,335,896	11,480,102	(144,206)
					(1,236,930)
Net unrealized loss on open futures contracts					$(503,651)

During the six months ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2009	20,370,466	$1,372,753
Options written	1,359	411,430
Options closed	(770)	(253,615)
Options exercised	—	—
Options expired	(1,290,601)	(160,266)
Written options, outstanding June 30, 2010	19,080,454	$1,370,302

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	33

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Australian Dollar	JPMorgan Chase & Co.	10,941,147	$9,157,633	8/17/10	$160,016
Euro	Citibank, N.A.	2,590,000	3,167,955	8/17/10	(25,463)
Euro	Citibank, N.A.	1,459,825	1,785,582	8/17/10	(45,687)
					88,866

Contracts to Sell:
Australian Dollar	JPMorgan Chase & Co.	10,941,147	9,157,633	8/17/10	660,734
Canadian Dollar	Citibank, N.A.	1,150,138	1,080,080	8/17/10	8,653
Euro	UBS AG	500,000	611,574	8/17/10	41,018
Euro	Citibank, N.A.	2,490,000	3,045,640	8/17/10	128,836
Euro	Citibank, N.A.	3,624,197	4,432,932	8/17/10	172,263
Japanese Yen	Citibank, N.A.	138,787,200	1,570,942	8/17/10	(64,351)
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	1,868,095	8/17/10	(104,851)
Japanese Yen	Citibank, N.A.	300,000,000	3,395,721	8/17/10	(107,329)
					734,973
Net unrealized gain on open forward foreign currency contracts					$823,839

At June 30, 2010, the Fund had the following open swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Inc.	$14,500,000	9/10/10	3-month LIBOR	4.375%	—	$682,979	*

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC	$100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(10,216)
Barclay’s Capital Inc.	60,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(4,820)
Citigroup Global Markets	150,000	9/15/11	3.340% semi-annually	3-Month LIBOR	—	(4,636)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(5,569)
Credit Suisse First Boston Inc.	50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(7,569)
Credit Suisse First Boston Inc.	13,870,000	12/10/39	4.214% semi-annually	3-Month LIBOR	—	(1,288,372)
RBS Greenwich	40,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(2,860)
Total	$14,320,000				—	$(1,324,042)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At June 30, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclay’s Capital Inc. (AES Corp., 7.750%, due 3/1/14)	$3,000,000	9/20/12	3.40%	3.150% quarterly	$(15,957)	—	$(15,957)
Barclay’s Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	3.40%	3.650% quarterly	15,950	—	15,950
Barclay’s Capital Inc. (SLM Corp., 5.125%, due 8/27/12)	2,350,000	9/20/12	5.06%	2.350% quarterly	(129,340)	—	(129,340)
Barclay’s Capital Inc. (TXU Corp., 5.550%, due 11/15/14)	2,000,000	9/20/12	13.63%	2.970% quarterly	(394,056)	—	(394,056)
Total	$10,350,000				$(523,403)	—	$(523,403)

34	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	$110,000	3/20/13	1.050% monthly	$10,618	—	$10,618
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% quarterly	756	—	756
Credit Suisse First Boston Inc. (Amerisource Bergen Corp., 8.125%, due 9/1/08)	50,000	9/20/15	0.900% quarterly	1,482	—	1,482
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% quarterly	1,931	—	1,931
Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	1,000,000	3/20/14	4.700% quarterly	(106,589)	—	(106,589)
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	40,000	3/20/12	0.460% quarterly	869	—	869
Morgan Stanley & Co. Inc. (Sara Lee Corp., 6.125% due 11/1/32)	150,000	9/20/11	0.620% quarterly	(536)	—	(536)
Total	$1,460,000			$(91,469)	—	$(91,469)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Inc. (CDX IG 9)	$15,004,000	12/20/12	0.600% quarterly	$(270,888)	$(148,905)	$(121,983)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Inc. (CDX HY 12)	$470,000	6/20/14	5.000% quarterly	$8,146	$17,314	$(9,168)
Credit Suisse First Boston Inc. (CDX IG 9)	9,292,800	12/20/14	0.700% quarterly	306,857	185,983	120,874
JP Morgan Chase & Co. (CDX HY 12)	9,212,000	6/20/14	5.000% quarterly	159,653	83,961	75,692
Morgan Stanley & Co. Inc. (CDX HY 12)	8,836,000	6/20/14	5.000% quarterly	153,137	728,877	(575,740)
Morgan Stanley & Co. Inc. (CDX HY 12)	940,000	6/20/14	5.000% quarterly	16,291	39,188	(22,897)
Total	$28,750,800			$644,084	$1,055,323	$(411,239)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	35

notional amount of the swap agreement had been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$657,803	—	—	$657,803
Futures contracts[3]	733,279	—	—	733,279
Swap contracts[4]	682,979	—	$1,283,495	1,966,474
Forward foreign currency contracts	—	$1,171,520	—	1,171,520
Total	$2,074,061	$1,171,520	$1,283,495	$4,529,076

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$1,450,114	—	—	$1,450,114
Futures contracts[3]	1,236,930	—	—	1,236,930
Swap contracts[4]	1,324,042	—	$1,525,171	2,849,213
Forward foreign currency contracts	—	$347,681	—	347,681
Total	$4,011,086	$347,681	$1,525,171	$5,883,938

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments of value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(759,213)	—	—	$(759,213)
Written options	339,399	—	—	339,399
Futures contracts	(346,274)	—	—	(346,274)
Swap contracts	—	—	$(551,800)	(551,800)
Forward foreign currency contracts	—	$958,714	—	958,714
Total	$(766,088)	$958,714	$(551,800)	$(359,174)

36	Western Asset Absolute Return Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(494,814)	—	—	$(494,814)
Written options	275,484	—	—	275,484
Futures contracts	(1,273,434)	—	—	(1,273,434)
Swap contracts	(604,989)	—	$813,374	208,385
Forward foreign currency contracts	—	$830,183	—	830,183
Total	$(2,097,753)	$830,183	$813,374	$(454,196)

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$560,675
Written options	1,470,504
Forward foreign currency contracts (to buy)	6,703,410
Forward foreign currency contracts (to sell)	15,049,477
Futures contracts (to buy)	59,473,886
Futures contracts (to sell)	87,104,238

Average Notional Balance‡
Interest rate swap contracts	$23,314,286
Credit default swap contracts (to buy protection)	25,524,400
Credit default swap contracts (to sell protection)	22,421,536
Total return swap contracts	14,500,000

‡	Amounts are denominated in U.S. dollars, unless otherwise noted.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $917,366. If a contingent feature would have been triggered as of June 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $1,800,000.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at an annual rate of 0.25% of the average daily net assets of the Class FI. Distribution fees are accrued and paid monthly.

For the six months ended June 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS1	—	$3,981	$21,693
Class I1	—	4,669	10,043
Class FI1	$2,907	1,660	295
Total	$2,907	$10,310	$32,031

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Absolute Return Portfolio 2010 Semi-Annual Report	37

For the six months ended June 30, 2010, waivers and/or reimbursements by class were as follows:

Waivers / Reimbursements
Class IS1	$41,325
Class I1	22,215
Class FI1	2,126
Total	$65,666

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Investment Income:
Class IS1	$4,010,586	$10,557,365
Class I1	1,936,101	5,966,791
Class FI1	40,615	98,946
Total	$5,987,302	$16,623,102

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At June 30, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class IS1
Shares sold	6,254,064	$62,204,635	4,518,361	$37,943,521
Shares issued on reinvestment	410,105	4,089,617	1,163,813	10,197,328
Shares repurchased	(4,511,210)	(45,074,261)	(7,162,682)	(62,540,955)
Net increase (decrease)	2,152,959	$21,219,991	(1,480,508)	$(14,400,106)

Class I1
Shares sold	1,379,233	$13,778,529	1,007,091	$9,595,633
Shares issued on reinvestment	128,220	1,279,708	483,643	4,132,380
Shares repurchased	(954,632)	(9,527,834)	(10,855,602)	(87,109,573)
Net increase (decrease)	552,821	$5,530,403	(9,364,868)	$(73,381,560)

Class FI1
Shares sold	252,669	$2,508,798	497,697	$4,735,765
Shares issued on reinvestment	592	5,909	1,040	9,260
Shares repurchased	(618,280)	(6,163,982)	(166,795)	(1,516,148)
Net increase (decrease)	(365,019)	$(3,649,275)	331,942	$3,228,877

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $14,536,176, of which $1,073,088 expires in 2016 and $13,463,088 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Western Asset

Absolute Return Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Absolute Return Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Absolute Return Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Absolute Return Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

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We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012827 8/10 SR10-1161

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) President of
Western Asset Funds, Inc.

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of Western Asset Funds, Inc.

Date: August 27, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer Western Asset Funds, Inc.

Date: August 27, 2010